Property and Equipment (Tables)	9 Months Ended
Sep. 23, 2012
Major Classes of Property and Equipment

The major classes of property and equipment at December 26, 2010 and December 25, 2011 are summarized as follows:

	DECEMBER 26, 2010	DECEMBER 25, 2011
Leasehold improvements	$20,703	$34,231
Furniture, fixtures and equipment	13,645	20,554
Construction in progress	3,055	2,929

	37,403	57,714
Less accumulated depreciation	(5,290)	(9,600)

Total property and equipment, net	$32,113	$48,114